UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 10-KSB

[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
          For the fiscal year ended       August 31, 2002
                                         -----------------
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          For the transition period from           to
                                         ---------     ----------

                      Commission File Number 000-13822
                                            -----------

                       RESCON TECHNOLOGY CORPORATION
                      -------------------------------
               (Name of small business issuer in its chapter)

     Nevada                                                 83-0210455
(State or other jurisdiction of                  (I.R.S. Employer I.D. No.)
 incorporation or organization)

25 Fairchild Avenue, Suite 500, Plainview, New York                 11803
---------------------------------------------------                 -----
(Address of principal executive offices)                         (Zip Code)

     Issuer's telephone number, including area code     (516) 576-0060
                                                       ----------------
Securities registered pursuant to section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act:
                   $.001 par value, common voting shares
                   --------------------------------------
                              (Title of class)

Check whether the Issuer (1) filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirements for the
past 90 days.  (1) Yes [X]  No [   ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this form 10-KSB or any amendment to this Form 10-KSB. [ ]

The issuer's revenue for its most recent fiscal year was: $0.

The aggregate market value of the issuer's voting stock held as of November 25, 2002, by non-affiliates of the issuer was approximately $1,446,805, based on the average of the bid price and the ask price for the Company's common stock on December 3, 2002, as reported on the OTCBB.

As of November 25, 2002, issuer had 11,258,091 shares of its $.0001 par value common stock outstanding.

Transitional Small Busines     Disclosure Format. Yes [  ]  No [X]

Documents incorporated by reference:  None


                       ResCon Technology Corporation
      Annual Report on Form 10-KSB for the Year ended August 31, 2002

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                             TABLE OF CONTENTS

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PART I
ITEM 1    DESCRIPTION OF BUSINESS. . . . . . . . . . . . . . . . . . . .  3
ITEM 2    DESCRIPTION OF PROPERTY. . . . . . . . . . . . . . . . . . . . 10
ITEM 3    LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . 10
ITEM 4    SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS. . . . . 11
PART II
ITEM 5    MARKET FOR COMMON EQUITY AND
          RELATED STOCKHOLDER MATTERS. . . . . . . . . . . . . . . . . . 11

ITEM 6    MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN
          OF OPERATION . . . . . . . . . . . . . . . . . . . . . . . . . 12
ITEM 7    FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 13
ITEM 8    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
          ON ACCOUNTING AND FINANCIAL DISCLOSURE . . . . . . . . . . . . 24
PART III
ITEM 9    DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS,
          AND CONTROL PERSONS; COMPLIANCE WITH SECTION
          16(a) OF THE EXCHANGE ACT  . . . . . . . . . . . . . . . . . . 24
ITEM 10   EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . 26
ITEM 11   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
          OWNERS AND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . 27
ITEM 12   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS . . . . . . . . 28

PART IV
ITEM 13   EXHIBITS AND REPORTS ON FORM 8-K . . . . . . . . . . . . . . . 28
ITEM 14   CONTROLS AND PROCEDURES  . . . . . . . . . . . . . . . . . . . 29

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30


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                                   PART I

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                                  FORWARD

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     This Form 10-KSB contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose any statements contained in this Form 10-KSB that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "hope," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainty, and actual results may differ materially depending on a variety of factors, many of which are not within the Company's control. These factors include but are not limited to economic conditions generally and in the industries in which the Company and its customers participate; competition within the Company's industry, including competition from much larger competitors; technological advances which could render the Company's products less competitive or obsolete; failure by the Company to successfully develop new products or to anticipate current or prospective customers' product needs; price increase or supply limitations for components purchased by the Company for use in its products; and delays, reductions, or cancellations of orders previously placed with the Company.


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                      ITEM 1.  DESCRIPTION OF BUSINESS

---------------------------------------------------------------------------

Corporate History

     ResCon Technology Corp., (the "Company") was incorporated under the laws of the State of Wyoming on December 9, 1968, under the name "Platte River Construction Company, Inc." The purpose for which the corporation was organized was to engage in and to do any lawful act concerning any or all lawful businesses for which corporations may be organized.

     The Company had an initial authorized capital of $49,500 consisting of 49,500 shares of $1.00 par value common stock.

     The Company amended its Articles of Incorporation on February 1, 1985, to change its name from "Platte River Construction Company, Inc." to
"ResCon Technology Corporation."   Also, the Articles were amended to
increase the total number of shares authorized from 49,500 to 770,000,000 and to change the par value from $1.00 per share to $.0001 per share.
     On April 1, 1985, the Company amended its Articles of Incorporation to change the total number of shares authorized from 770,000,000 to 1,000,000 with the par value remaining $.0001 per share.

     On or about May 21, 1985, the Company filed an S-18 Registration Statement with the Securities and Exchange Commission.

     On December 13, 1999, the Company completed a merger with ResCon Technology Corp., a Nevada Corp., with the Nevada corporation being the surviving corporation. In connection with said merger, the shareholders of the Wyoming corporation received one share of the Nevada corporation for every 7,000 shares of the Wyoming corporation; provided, that no stockholder, computed on a per stock certificate or record basis, owning 10 or more shares was reduced to less than 10 shares as a result of the reverse split and that no stockholder owning less than 10 shares, on a per stock certificate of record basis, was affected by the reverse split. As a result of the merger, the authorized common stock of the Company increased to 1,000,000,000, the par value remained $.0001

     Public Offering
     ---------------

     The Company made a registered public offering, on Form S-18, of its $.001 par value common stock. The public offering was completed on August 9, 1985, when the Company sold 221,311,500 units consisting of one share of common stock and a warrant. Each unit was sold for $.01. Two warrants entitled a holder to purchase one share of common stock for $.015 per share.

     The Company's common stock is now quoted on the Over-the-Counter Bulletin Board under the symbol "RCTC."

     Material Changes in Control Since Inception
     -------------------------------------------

     The Company manufactured and sold chemicals and related products for the permanent repair and protection on concrete and steel structures. The Company developed its own formulas, and researched and tested these formulas for commercial applications. The Company's products have been used in projects by the Federal Highway Administration in conjunction with individual states such as Virginia, Oregon, New York, Minnesota and Nebraska. Private industry projects utilizing the Company's products have included parking ramps in Minnesota, Ohio, West Virginia and Kansas. It ceased all such operations over 10 years ago.

     Other than the above-referenced matters and investigating potential assets, property or businesses to acquire, the Company has had no material business operations for over 10 years.

     On July 12, 2002, the Company consummated an Agreement and Plan of Reorganization (the "Agreement") with Radical Technologies, Inc., a New York corporation ("Radical") and its then wholly owned subsidiary GIT Securities Corporation, a Nevada corporation ("GIT"). Pursuant to the terms and conditions of the Agreement, Radical acquired 10,000,000 restricted Company common shares in exchange for 20% of the issued and outstanding common shares of GIT.

     GIT is a broker-dealer registered with the National Association of Securities Dealers ("NASD"). As such, it is subject to NASD rules and regulations. As an NASD broker-dealer, GIT must obtain NASD approval of any change in its beneficial ownership that exceeds 25%. GIT is currently seeking NASD approval of a change in its beneficial ownership to allow the Company to acquire the remaining 80% of its issued and outstanding common shares from Radical. Upon approval of the change in beneficial ownership of the remaining 80% by the NASD, GIT shall become a wholly owned subsidiary of the Company and the Company shall issue an additional 1,000,000 shares to Radical. Until such time as the NASD approves the change in beneficial ownership the remaining 80% of the GIT shares shall not be transferred to the Company and GIT shall only be 20% owned by the Company. Therefore, in accordance with generally accepted accounting principles, the financial statements of GIT will not be consolidated with the financial statements of the Company.

     At the time the Agreement was executed, certain Company shareholders agreed to return their shares to the Company for cancellation. Radical now owns approximately 89% of the 11,258,091 issued and outstanding common shares of the Company.

     Upon approval by the NASD of the transfer of the remaining 80% interest in GIT to the Company, the Company's primary business operations will be the operations of its subsidiary GIT.

Business of GIT

     GIT is a $5,000 introducing broker-dealer under "fully disclosed" Clearing Agreements with two self-clearing broker-dealers. GIT began its brokerage operations in the second half of 2001. GIT relies on its registered representatives (i.e., stockbrokers) to open client accounts and to take buy and sell orders from clients for which the clients pay a commission to GIT. During 2002, average monthly net trading commissions from sells has ranged between $100,000 and $300,000 with net commissions averaging approximately $170,000 per month. Assuming market conditions do not vary greatly, GIT does not anticipate significant changes in its average monthly net trading commissions during the next twelve months. Currently, the main sources of revenue for GIT are trading commissions from the sale of stock and options.

     GIT is a relatively small, simply structured brokerage offering both discount and full-service brokerage services to specific ethnic groups in the United States, with a primary focus on Russian, Bulgarian, and Armenian ethnic groups. The principals of GIT are multi-lingual and have sought to retain and train independent consultants capable of providing personalized services to the firm's clients in their native languages. GIT believes in this way it can provide higher quality service to certain ethnically diverse communities in the United States who may be more comfortable engaging in securities transaction in their native language. GIT has primarily focused its marketing activities in the metropolitan areas of the East Coast. As funds and demand justify, GIT will expand its services to the rest of the country.

     GIT is also seeking to establish an international presence. GIT believes that many residents of European and Eastern Block countries desire greater access to trading in the United States financial markets. The current regulatory environment is such that residents of those countries are allowed to trade securities listed on United States financial markets only through United States based broker-dealers who have overseas offices in those countries. GIT is currently negotiating with several consulting groups to advise and assist GIT in establishing offices in certain European and Eastern Block countries. GIT believes that given the multi-lingual skills of its principals, its focus on providing services to ethnic groups and the proliferation and acceptance of the internet as a tool of commerce that GIT may be uniquely situated to provide services to this sector of the market.

     While GIT believes there is sufficient demand to justify international expansion, it has conducted no market studies and has no independent verification that such demand exists. Moreover, GIT does not have significant financial resources available to it. Given its limited financial resources, if it opens an unsuccessful foreign branch, or if growth of the operations in that foreign branch does not occur as quickly as anticipated, GIT may sustain losses from which it cannot financially recover. Similarly, by opening foreign branches, GIT will be significantly more susceptible to the risks and uncertainties of doing business in foreign countries, including but not limited to, foreign regulation and governmental intervention, currency and exchange rate risks, fluctuations of foreign economies and terrorism.

     Products
     --------

     GIT is licensed as a broker-dealer in 40 states and offers financial services to clients across the country. GIT is a member of the NASD and the Securities Investor Protection Corporation ("SIPC"). GIT does not make markets in any securities and will conduct a retail operation limited to agency trade and riskless principal transactions with customers.
Similarly, GIT does not maintain any inventory or engage in other positional trades.

     To properly service balanced portfolios, GIT offers corporate debt, corporate equity (including both exchange listed and over-the-counter securities), mutual funds (via subscription basis or clearing agent only) and option contracts. GIT generally stays away from speculative thinly traded issues. Penny stock transactions are conducted only on an unsolicited basis, and only in accordance with applicable NASD rules.

     GIT's options business line is primarily used for income and hedging purposes. For income strategies, GIT writes covered calls for its clients. For hedging, wherein a sector investment may be concentrated, the corresponding equity put or index put shall be utilized for customer protection purposes. In suitable cases, clients are allowed to enter into long options positions for quantifiable risk positions. GIT does not take short opening positions in options as the firm does not condone this trading strategy. In suitable cases, GIT considers long position spreads, straddles or combinations to satisfy investor needs. GIT relies on the advanced technology tools provided by the CBOE website and NYSE for these sophisticated trading derivatives.

     GIT will not conduct a wire order business for mutual funds. Mutual funds are sold either on a subscription basis wherein all money due is paid to the fund family, or the clearing firm warehouses said fund families to the clearing firm.

     GIT does not engage in any proprietary trading or market making activities at this time.

     The current mix of GIT clients is approximately 75% retail investors and 25% institutional investors. This may change with market conditions.

     In the future, GIT may seek to enter into a strategic alliance with a licensed banking institution or insurance provider to allow GIT to offer a full range of high quality financial products and services.

     Marketing
     ---------

     GIT primarily attracts clients through different marketing techniques including the distribution of brochures and advertisements, seminars, via the internet and in person. All advertising is subject to prior approval of the NASD. GIT does not rely on cold-calling as a primary or secondary marketing strategy. From time to time, a GIT broker may "cold call" an individual who has been referred to the broker from a center of influence such as an attorney, accountant, etc.

      GIT has a future vision and unconditional belief that rapid innovative advances in computer technology along with dramatic expansion of internet applications will change the face of securities market-related businesses. Therefore, GIT will seek to employ selected technology to provide a platform that is competitive with those offered by considerably larger brand name brokerage operations. GIT will use technological advances derived from both internal and external sources. Presently, GIT is developing a unique multilingual software application, which will be employed to facilitate securities-related activities. Basic features of this application would provide the potential customer with a comprehensive "lay language" overview of different securities products, flexible research tools, real-time quotes, and other various services. Additionally, GIT's clearing firms offer excellent technological platforms, which GIT believes will help the Firm to obtain a competitive edge and offer exceptional service.

     Back Office Operations
     ----------------------

     Through its Clearing Agreements, GIT has effectively outsourced its back office operations and is able to leverage the technology provided by its clearing firms so it can better focus its efforts on marketing its services. The clearing firms provide satisfactory customer service and technology service support for GIT's customers who wish to provide order entry at a low reasonable cost structure. GIT has established a small, but continuously growing number of retail customer accounts. The GIT principals have significant experience in the brokerage industry, and rely on their contacts within the industry to develop clients.

     As a non-clearing broker, GIT does not handle any customer funds or securities, that responsibility rests with the above named clearing firms. All funds or securities sent directly to GIT are immediately forwarded to our clearing agents. GIT holds no customer accounts. All checks are made payable directly to the clearing agent. Commissions payable to our registered representatives are paid monthly using ADP and taxes are collected for the New York Department of Taxation and Finance, The Treasury Department and OADISA. GIT's back office personnel in ministerial, secretarial, clerical and operations and compliance are paid bi-weekly using the same ADP system.

     Competition
     -----------

     The market for discount brokerage services is rapidly evolving and intensely competitive and has few barriers to entry. We expect competition to continue and intensify in the future. GIT encounters competition from numerous brokerage firms, including discount brokerage firms and full-commission brokerage firms, financial institutions, mutual fund sponsors, insurance companies and other organizations. Businesses in the securities industry primarily compete in the following areas:

     Quality and ability of professional personnel;
     Experience and reputation of the firm;
     Relative prices of services and products offered;
     The scope of products and services; and
     Back office operations efficiency.

     GIT has focused its efforts on positioning itself competitively by targeting services to specific ethnic groups in the United States, with a primary focus on Russian, Bulgarian, and Armenian ethnic groups, and providing them the ability to make securities transactions in their primary language.

     Many competitors of GIT have significantly greater financial, technical, marketing and other resources. Many of its competitors offer a wider range of service and financial products and have greater name recognition and more extensive client bases. These competitors may be able to respond more quickly to new and changing opportunities, technologies and client requirements and may be able to undertake more extensive promotional activities, offer more attractive terms to clients and adopt more aggressive pricing policies. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may result in the acquisition of significant market share by those competitors. There can be no assurance that we will be able to compete effectively with current or future competitors or that the competitive pressures GIT faces will not harm our business.

     Cyclical Factors
     ----------------

     The revenues of GIT may be adversely affected by cyclical factors, such as financial market downturns, problems or recessions in the United States or global economies. These downturns may cause investor concerns, which has historically resulted in fewer transactions and less investing through broker-dealers, thereby reducing revenue and potentials profits. Such conditions would present risk in that GIT would need to raise additional capital to offset related significant reductions in revenues.

     Government Regulation
     ---------------------

          Broker-Dealer Regulation

     The securities industry in the United States is subject to extensive regulation under various federal and state laws and regulations. While the Securities and Exchange Commission ("SEC") administers most of the federal securities laws, much of the regulation of the securities industry is subject to state regulation and various self-regulatory organization such as the NASD. The self-regulatory organizations, among other things, promulgate regulation and provide oversight in the following areas:

     Sales practices;
     Trade practices among broker-dealers;
     Capital requirements;
     Record keeping; and
     Conduct of employees and affiliates of member organizations.

     The SEC, the states and the self-regulatory organizations also have the authority to conduct administrative proceedings that can result in the censure, fine, suspension or expulsion of a broker-dealer, its employees or officers. Also, new legislation, changes in rules and regulations promulgated by the SEC, the states or self-regulatory organizations, or changes in the interpretation or enforcement of existing laws and rules often directly affect the operation and profitability of broker-dealers. The stated purpose of much of the regulation of broker-dealers is the protection of customers and the securities markets, rather than the protection of creditors and shareholder of broker-dealers.

          Net Capital Requirements; Liquidity

     As a registered broker-dealer and member of the NASD, GIT is subject to the Net Capital Rule. The Net Capital Rule, which specifies minimum net capital requirements for registered broker-dealers, is designed to measure the general financial integrity and liquidity of a broker-dealer and requires that at least a minimum part of its assets be kept in relatively liquid form. In general, net capital is defined as net worth (assets minus liabilities), plus qualifying subordinated borrowings and certain discretionary liabilities, and less certain mandatory deductions that result from excluding assets that are not readily convertible into cash and from valuing conservatively certain other assets. Among these deductions are adjustments (called "haircuts"), which reflect the possibility of a decline in the market value of an asset prior to disposition.

     Failure to maintain the required net capital may subject a firm to suspension or revocation of registration by the SEC and suspension or expulsion by the NASD and other regulatory bodies and ultimately could require the firm's liquidation. The Net Capital Rule prohibits payments of dividends, redemption of stock, the prepayment of subordinated indebtedness and the making of any unsecured advance or loan to a shareholder, employee of affiliate, if the payment would reduce the firm's net capital below a certain level.

     The Net Capital Rule also provides that the SEC may restrict for up to 20 business days any withdrawal of equity capital, or unsecured loans or advances to shareholders, employees or affiliates ("capital withdrawal") if the SEC concludes that the capital withdrawals during a 30-day period, exceeds 30% of the excess net capital and the SEC concludes that the capital withdrawal may be detrimental to the financial integrity of the broker-dealer. In addition, the Net Capital Rule provides that the total outstanding principal amount of a broker-dealer's indebtedness under certain subordination agreements, the proceeds of which are included in its net capital, may not exceed 70% of the sum of the outstanding principal amount of all subordinated indebtedness included in net capital, par or stated value of capital stock, paid in capital in excess of par, retained earnings and other capital accounts for a period in excess of 90 days.

     A change in the Net Capital Rule, the imposition of new rules or any unusually large change against net capital could limit those of our operations that require the intensive use of capital, such as the financing of client account balances, and also could restrict our ability to pay dividends, repay debt and repurchase shares of our outstanding stock. A significant operating loss or any unusually large charge against net capital could adversely affect our ability to expand or even maintain our present levels of business, which could harm our business.

     GIT is a member of SIPC which provides, in the event of the liquidation of a broker-dealer, protection for clients' accounts up to $500,000, subject to a limitation of $100,000 for claims for cash balances. GIT's clients are carried on the books and records of our clearing firms.

Employees

     Mr. Nigohossian is currently working about 10 hours per week to meet needs of the Company. As demand requires, Mr. Nigohossian will devote additional time. The Company's other directors currently devote little time to our operations, and only on an as needed basis. The Company currently has no employees. The Company does not anticipate the need to hire any employees at this time.

     GIT has three employees. GIT has also retained the services of five registered representatives, all of whom are retained as brokers for GIT pursuant to independent consulting agreements. None of the employees of GIT are covered by a collective bargaining agreement or are represented by a labor union. GIT believes its relations with its employees and independent contractors are good.


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                      ITEM 2.  DESCRIPTION OF PROPERTY

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     The Company uses minimal office space located at 25 Fairchild Avenue,
Suite500, Plainview, New York 11803, where GIT maintains a branch office. The Company currently pays no rent for this space pursuant to a verbal agreement with GIT. This free rent is of nominal value. There is no lease agreement with GIT. If at any time GIT decides it needs or wants the space, the Company has no right to continue to occupy the space and could be forced to move

     The principal executive offices of GIT are located at 271 North Ave., Suite 1103 in New Rochelle, New York 10801, where it leases approximately 1,200 square feet of office space for $1,250 per month. This lease expires in July 2003. GIT also has a branch office located at 25 Fairchild Avenue, Suite 500, Plainview, New York 11803, where it leases approximately 4,000 square feet of office space for $5,000 per month, pursuant to a lease that expires in July, 2003. GIT will open additional branch offices in the future based upon need and the progress of its business activities. GIT does not anticipate opening an additional branch office prior to the end 2002.


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                         ITEM 3.  LEGAL PROCEEDINGS

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     None.
                                     10

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                 ITEM 4.  SUBMISSION OF MATTERS TO A VOTE
                           OF SECURITIES HOLDERS

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     No matters were submitted to a vote of the Company's shareholders during the fourth quarter of the fiscal year ending August 31, 2002.

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                                  PART II

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                   ITEM 5.  MARKET FOR COMMON EQUITY AND
                        RELATED STOCKHOLDER MATTERS

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     The Company's common stock is listed on the NASD OTC Bulletin Board
under the symbol "RCTC."   As of November 30, 2002, the Company had
approximately 1,960 shareholders holding 11,258,091common shares. Of the issued and outstanding common stock, 1,225,152 are free trading, the balance are "restricted securities" shares as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission . The Company has never declared a dividend on its common shares.

     The published bid and ask quotations for the previous two fiscal years are included in the chart below. These quotations represent prices between dealers and do not include retail markup, markdown or commissions. In addition, these quotations do not represent actual transactions.

                                          BID PRICES             ASK PRICES
                                     HIGH        LOW       HIGH         LOW
2000-2001
---------
Sept. 1 thru  Nov. 30, 2000      Unpriced
Dec. 1 thru Feb. 28, 2001        Unpriced
Mar. 1 thru May 31, 2001
June 1 thru Aug 31, 2001              .10        .10       None        None

2001-2002
---------
Sept. 4 thru Nov. 30, 2001            .15        .10       None        None
Dec. 3 thru Feb 28, 2002              .15        .10       None        None
Mar. 1 thru May 31, 2002              .10        .10       None        None
June 3 thru Aug. 30, 2002            5.00        .10       8.00        2.50

The foregoing figures were furnished to the Company by Pink Sheets, LLC., 304 Hudson Street, 2nd Floor, New York, New York 10013.

     Recent Sales of Unregistered Securities

     No instruments defining the rights of the holders of any class of registered securities have been materially modified, limited or qualified.

                                     11


     The following securities, which are not registered under the Securities Act of 1933, were issued during the quarter ended August 31, 2002.

     On July 12, 2002, the Company consummated an Agreement and Plan of Reorganization with Radical Technologies, Inc., and its wholly-owned subsidiary, GIT. Pursuant to the terms and conditions of the Agreement, Radical was issued 10,000,000 shares of restricted Company common stock in exchange for 40 common shares of GIT held by the Radical pursuant to a certain Agreement and Plan of Reorganization. The 40 common shares represent 20% of the issued and outstanding common shares of GIT. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. The Company received no cash in connection with this issuance.

     Similarly, in accordance with the terms and conditions of the Agreement and Plan or Reorganization, on July 12, 2002, the Company issued warrants to purchase up to 200,000 shares restricted Company common stock to the following persons:


     Name                                   Amount
     ----                                   ------
     Jeff VanOs                             30,000
     Duane S. Jenson                        17,040
     Jeffrey D. Jenson                      17,040
     Travis T. Jenson                       17,040
     Thomas J. Howells                      12,780
     James P. Doolin                         7,100
     Kelly Trimble                          35,500
     Michael J. Doolin                       5,000
     Leonard W. Burningham                  15,000
     Frank Gillen                           35,500
     Stephen Nagel                           8,000

     These warrants have an exercise price of $2.00 per share and expire on June 26, 2004. The warrants were issued in connection with services provided or to be provided by the above named individuals. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. The Company received no cash in connection with this issuance.

---------------------------------------------------------------------------

                   ITEM 6.  MANAGEMENT'S DISCUSSION AND
                       ANALYSIS OR PLAN OF OPERATIONS

---------------------------------------------------------------------------

     For a complete understanding, this Plan of Operations should be read in conjunction with Part I- Item 1. Financial Statements to this Form 10-QSB.

                                     12


     The Company currently owns 20% of the issued and outstanding common shares of GIT Securities, Corporation, an NASD registered broker-dealer. The Company acquired this interest pursuant to an Agreement and Plan of Reorganization it entered into with Radical Technologies and GIT on July 12, 2002. Pursuant to the terms and conditions of the Agreement and Plan of Reorganization the Company is to acquire 100% of the issued and outstanding shares of GIT As an NASD broker-dealer, however, before the remaining 80% interest in GIT can be transferred to the Company, GIT must obtain NASD approval of any change in its beneficial ownership that exceeds
25%.   GIT is currently seeking that approval.  Until such time as the NASD approves the change in beneficial ownership, the 80% interest in GIT shall not be transferred to the Company. Therefore, in accordance with generally accepted accounting principles, the financial statements of GIT are not consolidated with the financial statements of the Company.

     The Company has not generated any revenue from sales of products and has incurred losses since inception. The Company's independent auditors have indicated in the notes to the financial statements and in their report that "the Company has accumulated losses from operations, no assets, and a working capital deficiency that raise substantial doubt about its ability to continue as a going concern." Until such time as the NASD approves the change in beneficial ownership, the Company will continue to have very limited business operations and will likely continue to accumulate losses.

     Upon NASD approval of the change in beneficial ownership by the NASD, the remaining 80% interest in GIT shall transfer to the Company and GIT will become a wholly owned subsidiary of the Company. When this occurs, the principal operations of the Company will be those of GIT. Currently, revenues from the operations of GIT are sufficient to meet the working capital needs of GIT, without additional capital investments. Upon transfer of the remaining 80% interest in GIT to the Company, the Company anticipates the revenues of GIT will be sufficient to meet the capital needs of GIT and the Company.


---------------------------------------------------------------------------

                       ITEM 7.  FINANCIAL STATEMENTS

---------------------------------------------------------------------------










                       ResCon Technology Corporation
                       [A Development Stage Company]
           Financial Statements and Independent Auditors' Report
                              August 31, 2002





                       ResCon Technology Corporation
                       [A Development Stage Company]
                             TABLE OF CONTENTS
                                                                       Page

Independent Auditors' Report                                              1

Balance Sheet -- August 31, 2002                                          2

Statements of Operations for the years ended
August 31, 2002 and 2001 and for the period from
Reactivation [July 14, 1999] through August 31, 2002                      3

Statements of Stockholders' Equity/(Deficit) for the years
ended August 31, 2002 and 2001, and for the period from
Reactivation [July 14, 1999] through August 31, 2002                      4

Statements of Cash Flows for the years ended August
31, 2002 and 2001, and for the period from
Reactivation [July 14, 1999] through August 31, 2002                      5

Notes to Financial Statements                                        6 -- 9





                        INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
ResCon Technology Corporation [a development stage company]


We have audited the accompanying balance sheet of ResCon Technology Corporation [a development stage company] as of August 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the years ending August 31, 2002 and 2001, and for the period from Reactivation [July 14, 1999] through August 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ResCon Technology Corporation [a development stage company] as of August 31, 2002, and the results of operations and cash flows for the years ended August 31, 2002 and 2001, and for the period from reactivation through August 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated losses from operations and has not yet completed its business combination which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                             Mantyla McReynolds


Salt Lake City, Utah
November 22, 2002


                       ResCon Technology Corporation
                       [A Development Stage Company]
                               Balance Sheet
                              August 31, 2002

                                   ASSETS

Assets
  Prepaid professional fees - Note 4                          $     89,767
                                                               ------------
   Total Current Assets                                             89,767

  Investment in GIT Securities Corp - Notes 4 & 5                   39,679
                                                               ------------
      Total Assets                                            $    129,446
                                                               ============
                    LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
  Accounts payable                                            $         69
                                                               ------------
   Total Current Liabilities                                            69
                                                               ------------
      Total Liabilities                                                 69

Stockholders' Equity:
  Common Stock   1,000,000,000 shares authorized
   having a par value of $.0001 per share; 11,258,091
   shares issued and outstanding                                     1,126
  Additional Paid-in Capital                                     4,648,995
  Accumulated Deficit prior to development stage                (4,467,609)
  Deficit accumulated during the development stage                 (53,135)
                                                               ------------
   Total Stockholders' Equity                                      129,377
                                                               ------------
      Total Liabilities and Stockholders' Equity              $    129,446
                                                               ============




              See accompanying notes to financial statements.
                                     2


                       ResCon Technology Corporation
                       [A Development Stage Company]
                          Statements of Operations
     For the Years ended August 31, 2002 and 2001, and for the Period from Reactivation [July 14, 1999] through August 31, 2002

                                           Year        Year    Reactivation
                                          Ended       Ended       through
                                        August 31,  August 31,   August 31,
                                           2002        2001         2002
                                       ----------- -----------  -----------
Revenues                              $         0  $        0  $         0

General & Administrative Expenses          27,655       2,692       50,096
                                       ----------- -----------  -----------
      Operating Income                    (27,655)     (2,692)     (50,096)

Other Income and Expense
  Income from forgiveness of debt           5,345           0        5,345
  Loss on investment in GIT
   Securities Corp                         (8,384)          0       (8,384)
                                       ----------- -----------  -----------
      Net Income Before Income Taxes      (30,694)     (2,692)     (53,135)

Current Year Provision for
Income Taxes                                    0           0            0
                                       ----------- -----------  -----------
Net Income                            $   (30,694) $   (2,692) $   (53,135)
                                       =========== ===========  ===========
  Income Per Share                    $     (0.01) $    (0.01) $     (0.01)
                                       =========== ===========  ===========
Weighted Average Shares Outstanding     5,452,351   3,860,869    3,801,585




              See accompanying notes to financial statements.

                                     3

                       ResCon Technology Corporation
                       [A Development Stage Company]
                Statements of Stockholders' Equity/(Deficit)
   For the Years Ended August 31, 2002 and 2001, and for the Period from Reactivation [July 14, 1999] through August 31, 2002

                                                                               Net
                                                                           Stockholders'
                           Common     Common        Paid-in   Accumulated   Equity/
                           Shares      Stock       Capital      Deficit    (Deficit)
                         ----------- ----------  ----------- ------------  ----------
Balance at reactivation
[July 14, 1999]          696,686,507           $     69,669  $ 4,397,940   $(4,467,609)   $  0

Issued shares to
officers for services
at par                   10,000,000      1,000                                 1,000

Merge with Nevada
corporation trade stock
1 for 7000               (706,574,416)              (70,658)      70,658                     0

Net loss for the period
July 14, 1999 through
August 31, 1999                                                   (1,000)     (1,000)
                         ----------- ----------  ----------- ------------  ----------
Balance, August 31, 1999    111,091         11    4,468,598   (4,468,609)          0

Issued shares for
services and expenses     3,749,778        375       18,374                   18,749

Net Loss for year ended
August 31, 2000                                                  (18,749)    (18,749)
                         ----------- ----------  ----------- ------------  ----------
Balance, August 31, 2000  3,860,869        386    4,486,972   (4,487,358)          0

Net Loss for year ended
August 31, 2001                                                   (2,692)     (2,692)
                         ----------- ----------  ----------- ------------  ----------
Balance, August 31, 2001  3,860,869        386    4,486,972   (4,490,050)     (2,692)

Shares issued for services
at $0.10 per share          162,000         16       16,184                   16,200

Issued shares as part
of initial purchase
GIT Securities Corp      10,000,000      1,000       47,063                   48,063

Cancelled shares as
part of investment/
acquisition              (3,749,778)      (375)         375                        0

Issued shares for
consulting contract
services, $0.10 per
share                       985,000         99       98,401                   98,500

Net Loss for year ended
August 31, 2002                                                  (30,694)    (30,694)
                         ----------- ----------  ----------- ------------  ----------
Balance, August 31, 2002 11,258,091  $   1,126  $ 4,648,995  $(4,520,744)  $ 129,377
                         =========== ==========  =========== ============  ==========
              See accompanying notes to financial statements.
                                     4

                       ResCon Technology Corporation
                       [A Development Stage Company]
                          Statements of Cash Flows
   For the Years Ended August 31, 2002 and 2001, and for the Period from Reactivation [July 14, 1999] through August 31, 2002

                                                Year           Year      Reactivation
                                                Ended          Ended       through
                                              August 31,    August 31,    August 31,
                                                 2002          2001          2002
                                             ------------  ------------  ------------

Cash Flows Provided by/(Used for)
Operating Activities
---------------------------------
 Net Loss                                    $   (30,694) $     (2,692) $    (53,135)
 Adjustments to reconcile net income
 to net cash provided by operating
 activities:
  Loss on investment in GIT                        8,384             0         8,384
  Income from forgiveness of debt                 (5,345)            0        (5,345)
  Issued common stock for service or
   expenses                                       24,933             0        44,682
  Increase in accounts payable                        69             0            69
  Expenses paid by shareholders                    2,653         2,692         5,345
                                             ------------  ------------  ------------
   Net Cash from operating Activities                  0             0             0

   Net Increase/(Decrease) in Cash                     0             0             0

Beginning Cash Balance                                 0             0             0
                                             ------------  ------------  ------------
Ending Cash Balance                                    0             0             0
                                             ============  ============  ============

Supplemental Disclosure of Cash Flow Information:
 Cash paid during the year for interest      $         0  $          0  $          0
 Cash paid during the year for income taxes  $         0  $          0  $          0
 Issued stock for investment in GIT          $    48,063  $          0  $     48,063
 Issued stock for professional
  fees contracts                             $    98,500  $          0  $     98,500



              See accompanying notes to financial statements.

                       ResCon Technology Corporation
                       [A Development Stage Company]
                       Notes to Financial Statements
                              August 31, 2002

NOTE 1    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          -----------------------------------------------------------

          (a)  Organization

          ResCon Technology Corporation was organized as a Wyoming corporation and spent many years (since 1976) in the business of manufacturing and selling chemicals and related products for the permanent repair and protection of concrete and steel structures. However, the Company liquidated all assets prior to 1994 and has had no business activity since. In July of 1999, the Company merged with and into ResCon Technology Corporation, a Nevada corporation. The merger was effected for the purpose of changing the corporate domicile to Nevada, and to provide for the exchange of 1 share of the Nevada corporation to the stockholders for each 7,000 shares of the Wyoming corporation (see Note 4).

          On July 12, 2002 the Company acquired twenty percent of GIT Securities Corp (GIT) through the issuance of common stock. Upon approval of the National Association of Securities Dealers,
          (NASD) the Company plans to acquire the remaining eighty percent of GIT and complete a reverse merger with GIT. Pending the completion of this business combination, the Company is considered to be in the development stage.

          The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. The following summarizes the more significant of such policies:

          (b)  Income Taxes

          The Company has applies the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Prior years' financial statements have not been restated to apply the provisions of the Statement. The cumulative effect of this change in accounting for income taxes as of August 31, 2002 is $0 due to the valuation allowance established as described in Note 3.

          (c)  Net Loss Per Common Share

          In accordance with Financial Accounting Standards No. 128, "Earnings Per Share," basic loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period using the treasury stock method. Common stock equivalents were not included in the computation of loss per share for the periods presented because their inclusion is antidilutive.

                       ResCon Technology Corporation
                       [A Development Stage Company]
                       Notes to Financial Statements
                              August 31, 2002

NOTE 1    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          -----------------------------------------------------------
          [continued]

          (d)  Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company had $0 cash at August 31, 2002.

          (e)  Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2    LIQUIDITY/GOING CONCERN
          -----------------------

          The Company has accumulated significant losses since inception, and has not yet completed its business combination. These factors raise substantial doubt about the Company's ability to continue as a going concern.

          Management plans include completing the merger with GIT and to focus on creating profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3    INCOME TAXES
          ------------

          Below is a summary of deferred tax asset calculations on net operating loss carry forward amounts. Loss carry forward amounts expire at various times through 2021. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

                                     Estimated
               Description                 NOL           Tax          Rate

               Federal Income Tax   $ 1,667,322 $    566,889           34%
               Valuation allowance                  (566,889)
                                                -------------
               Deferred tax asset 8/31/2002     $          0
               The valuation allowance has decreased $347,466, from
               $914,355 at August 31, 2001.

                       ResCon Technology Corporation
                       [A Development Stage Company]
                       Notes to Financial Statements
                              August 31, 2002

NOTE 4    COMMON STOCK/RELATED PARTY TRANSACTIONS
          ---------------------------------------

          In conjunction with reactivation of the Company, 10,000,000 pre-merger shares of common stock were issued to officers of the Company for services, in lieu of cash. These shares were issued at par for a total transaction value of $1,000.

          On July 14, 1999, the Company merged with and into ResCon Technology Corporation, a Nevada corporation. In the process, one share of the Nevada company was issued in exchange for 7,000 shares of the original company, ResCon Technology Corporation, a Wyoming corporation. The Company retained the current authorized capital and par value, with appropriate adjustments in the stated capital accounts and with all fractional shares being rounded up to the nearest whole share provided, however, that no stockholder of record owning 10 or more shares be reduced to less than 10 shares as a result of the transaction, and no stockholder owning less than 10 shares on a per stock certificate basis, should be affected.

          The Company issued stock for services or expenses in the following manner:

                                                  Number of
          Description                               Shares         Value
          ------------------------------------- ------------   ------------
          Issued stock to a shareholder for
          expenses paid on behalf of the Company
          at $.005 per share(12/99)                  569,820  $      2,849

          Issued stock to consultants for
          services at $.005 per share(12/99)       3,037,400  $     15,187

          Issued stock to consultant for services
          at $.005 per share(1/00)                   142,558  $        713
                                                 ------------  ------------
            Totals                                 3,749,778  $     18,749
                                                 ============  ============

          On June 26, 2002, the Company issued 162,000 shares of common stock under a Form S-8 registration statement. The stock was issued at $0.10 per share for consulting services.

          As indicated in Note 1, the Company has negotiated the acquisition for GIT in exchange for common stock. 10,000,000 shares of Company common stock were issued on July 12, 2002 for the first twenty percent of GIT. An additional 1,000,000 shares shall be issued upon approval of the combination by the NASD for
          the remaining eighty percent of GIT.   These shares have not been
          issued as of the dated of this report. Thus the total transaction is 11,000,000 shares of common stock for all outstanding shares of GIT. The book value of GIT as of July 12, 2002 was $240,315 or $0.02 per ResCon share.

                       ResCon Technology Corporation
                       [A Development Stage Company]
                       Notes to Financial Statements
                              August 31, 2002

NOTE 4    COMMON STOCK/RELATED PARTY TRANSACTIONS [continued]
          ---------------------------------------------------

          In connection with the combination with GIT, certain shareholders agreed to surrender 3,749778 shares of common stock for cancellation. However, the shareholders were granted warrants to purchase up to 200,000 restricted common stock at an exercise price of $2.00 per share. On the grant date, the market price was approximately $.10 per share. The warrants expire June 26, 2004.

          On August 2, 2002, the Company filed an S-8 registration statement and issued 985,000 shares of common stock to professionals and consultants for services to be performed over the following twelve months. The shares were valued at $0.10 per share. At issuance the Company recorded prepaid expense of $98,500. This amount is being amortized on a monthly basis through July 2003.

NOTE 5    REVERSE MERGER WITH GIT
          -----------------------

          Upon completion of the acquisition of GIT, the combination will be accounted for as a reverse merger purchase. Essentially, the transaction becomes a recapitalization of GIT. If the transaction had been completed as of August 31, 2002, the balance sheet would have been as presented below.

                                                                    Pro Forma Giving
                                                                         Effect to
                                      GIT       RESCON              Reorganization as
                                  Securities  Technology                Of August 31,
  ASSETS                             Corp     Corporation Adjustments        2002
                                 ---------------------------------------------------
  Current assets                 $   144,893  $  129,446  $    (39,679) $    234,660
                                 ---------------------------------------------------
   Total Current Assets              144,893     129,446       (39,679)      234,660
  Property and Equipment - net        16,515           0             0        16,515
  Other assets                       178,500           0             0       178,500
                                 ---------------------------------------------------
  TOTAL ASSETS                   $   339,908  $  129,446  $   (39,679)  $    429,675
                                 =============================----------------------
  LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities            $    84,014  $       69  $          0  $     84,083
   Total Current
   Liabilities                        84,014          69             0        84,083
  Stockholders' Equity:
   Common stock                           10       1,126           (10)        1,126
   Additional Paid-in Capital        324,245   4,648,995    (4,551,680)      421,560
   Retained Earnings                 (68,362) (4,520,744)    4,512,011       (77,095)
                                 ---------------------------------------------------
     Total Stockholders' Equity      255,893     129,377       (39,679)      345,591
                                 ---------------------------------------------------
     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY        $   339,907  $  129,446  $    (39,679) $    429,674
                                 ===================================================

                                     9


---------------------------------------------------------------------------

          ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH  ACCOUNTANTS
                   ON ACCOUNTING AND FINANCIAL DISCLOSURE

---------------------------------------------------------------------------

     None.

---------------------------------------------------------------------------


                                  PART III

---------------------------------------------------------------------------

           ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS,
                    AND CONTROL PERSONS; COMPLIANCE WITH
                     SECTION 16(a) OF THE EXCHANGE ACT

---------------------------------------------------------------------------

     The following table sets forth as of August 31, 2002 the name, age, and position of each executive officer and director and the term of office of each director of the Corporation.

                                                             Director or
Name                      Age    Position                    Officer Since
Christian Nigohossian     31     Chief Executive Officer     July 2002
                                 Chief Financial Officer     July 2002
                                 President                   July 2002
                                 Secretary                   July 2002
                                 Director                    July 2002

Michael Barrett           41     Director                    July 2002

Perry Louros              33     Director                    July 2002

---------------------------------------------------------------------------

     All officers hold their positions at the will of the Board of Directors. All directors hold their positions for one year or until their successors are elected and qualified.

     Set forth below is certain biographical information regarding each of the Company's executive officers and directors:


                                     24


     Christian Nigohossiann, Director, Chief Executive Officer, Chief Financial Officer, President and Secretary. Mr. Nigohossian has served as president of GIT since March 2001. As such, he is particularly responsible for developing and overseeing the retail operations of GIT. He is also involved in the general management of the firm. Mr. Nigohossian is a licensed General Securities Principal (Series 24), an Equity Trader (Series
55), a Registered Option Principal (Series 4) and a Registered Representative (Series 7 and 63). From 1997 to 2001, Mr. Nigohossian was a registered representative at the Minneapolis Company where, in addition to developing retail clients, he also gained experience in structuring and developing back office and trading operations. His operations experience includes compliance assistance, monitoring and enforcement of industry rules and regulations. His trading experience includes ECN oerder flow, market making , working with trading correspondents , manning multiple Nasdaq workstations and trading for the proprietary account.

     Michael Barrett, Director. Mr. Barrett has been with GIT since March 2000. He currently serves as the Branch Manager of the firm's Plainview office. Mr. Barrett is a licensed General Securities Principal (Series
24), a Registered Option Principal (Series 4) and a Registered Representative (Series 7 and 63). From 1994 to 1999, Mr. Barrett worked for Murray Hill Chemists, a pharmaceutical company. During his tenure with Murray Hill, Mr. Barrett primarily responsible for employee supervision in the various positions he held, including software trainer, operational trainer and manager and customer service manager in a retail environment. Mr. Barrett received a Bachelors of Science degree in Psychology from Rutgers University.

     Perry Louros, Director. Mr. Louros has served as operations manager for GIT since March 2001. As operations manager, Mr. Louros is primarily responsible to oversee the day-to-day operations of the firm. Prior to joining GIT, Mr. Louros was employed by Frostpond Realty. In addition to being a real estate agent and participating in property lease negotiations and property management operations, Mr. Louros held various supervisory positions with Frostpond. He oversaw the day-to-day operations of the company. He was also responsible for training, motivating and directing the sales force. Mr. Louros received a Bachelors of Science degree in Psychology from the C.W. Post Campus of Long Island University.

     There are no family relationships between any of the Company's officers and directors. In addition, none of the officers and directors have been involved in legal proceeding which require disclosure in this annual report of the Company.

Compliance with Section 16(a) of the Exchange Act

     Directors and executive officers are required to comply with Section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. A Form 3 is an initial statement of ownership of securities, which is to be filed by the officers and directors owning shares in the Company within 10 days after the effective date of the Company's filing on Form 10-SB. Form 4 is to report changes in beneficial ownership and is due on or before the tenth day of the month following any month in which they engage in any transaction in the Company's common stock. Form 5 covers annual statement of changes in beneficial ownership which is due 90 days after the fiscal year end of the Company.

                                     25


     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to the most recent fiscal year, it appears that Mr. Nigohossian, Mr. Barrett and Mr. Louros inadvertently failed to timely file Form 5s for the fiscal year ended August 31, 2002.

---------------------------------------------------------------------------

                      ITEM 10.  EXECUTIVE COMPENSATION

---------------------------------------------------------------------------

     The following table sets forth certain summary information concerning the compensation paid or accrued over each of the Registrant's last three completed fiscal years to the Company's, or its principal subsidiaries, chief executive officers during such period (as determined at August 31, 2002 the end of the Registrant's last completed fiscal year).

                              Summary Compensation Table

                                                                   Long Term Compensation
                                                    Awards
                                                    Restr-                        All
                                            Annual   icted                      Other
                                            Compen   Stock  Options     LTIP   Compen
Position           Year   Salary    Bonus  sation  Awards$  /SARs #   Payout   sation
--------        -------  -------  -------  ------- -------  -------  -------  -------
Christian
 Nigohossian      2002   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
CEO, CFO,
President,
Secretary,
Director

Stephen Nagel     2002   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-President      2001   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-Director       2000   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-

Victoria Jenson   2002   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-Vice President 2001   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-Director       2000   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-

Sarah Jenson      2002   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-Secretary      2001   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-
Ex-Director       2000   $  -0-   $  -0-   $  -0-  $  -0-   $  -0-   $  -0-   $  -0-

Ryan Seare        2000   $  -0-   $  -0-    $ -0-  $  715   $  -0-   $  -0-   $  -0-
Ex-Vice President
Ex-Director

Nicholl Heieren   2000   $  -0-   $  -0-    $ -0-  $  715   $  -0-   $  -0-   $  -0-
Ex-Secretary
Ex-Director

-------------------------------------------------------------------------------------

                                     26

Bonuses and Deferred Compensation

     The Company does not have any bonus, deferred compensation or retirement plan. Such plans may be adopted by the Company at such time as deemed reasonable by the board of directors. The Company does not have a compensation committee, all decisions regarding compensation are determined by the board of directors.

Stock Option and Stock Appreciation Rights Plans

     The Company does not currently have a Stock Option or Stock
Appreciation Rights Plan. No stock options or stock appreciation rights were awarded during the fiscal year ended August 31, 2002 or the period ending on the date of this Report.

Termination of Employment and Change of Control Arrangement

     There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in cash compensation set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a changing in control of the Company.

---------------------------------------------------------------------------

                  ITEM 11.  SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

---------------------------------------------------------------------------

     The following table sets forth as of November 30, 2002 the name and the number of shares of the Registrant's Common Stock, par value $.0001 per share, held of record or beneficially by each person who held of record, or was known by the Registrant to own beneficially, more than 5% of the 11,258,091 issued and outstanding shares of the Registrant's Common Stock, and the name and shareholdings of each director and of all officers and directors as a group.

Title of    Name of                          Amount and Nature of     Percentage
Class       Beneficial Owner                 Beneficial Ownership     of Class
--------    ------------------------------   ---------------------    -----------
Common      Christian Nigohossian               10,000,000(1)                 89%
            Radical Technologies, Inc.
            25 Fairchild Avenue, Suite 500
            Plainview, New York 11803

Common      Michael Barrett                        -0-                     -0-
            271 North Avenue, Suite 1103
            New Rochelle, New York 10801

Common      Perry Louros                           -0-                     -0-
            508 Court North Drive
            Melville, New York 11747

-----------------------------------------------------------------------------------
Common      All Officers and Directors as a Group:
            (3 persons)                         10,000,000                    89%
-----------------------------------------------------------------------------------

                                     27


(1) As the sole shareholder, officer and director of Radical Technologies, Inc., Mr. Nigohossian may be deemed to be the beneficial owner of the shares owned by Radical Technologies.

---------------------------------------------------------------------------
                    ITEM 12.  CERTAIN RELATIONSHIPS AND
                            RELATED TRANSACTIONS

---------------------------------------------------------------------------

     Pursuant to the Agreement and Plan of Reorganization the Company consummated with Radical Technologies and GIT on July 12, 2002, upon NASD approval the Company will issue an additional 1,000,000 restricted common shares to Radical Technologies in exchange for Radical Technologies' remaining 80% interest in GIT. Radical Technologies currently owns approximately 89% of the total issued and outstanding common shares of the Company, however, at the time the Agreement and Plan of Reorganization was consummated, Radical Technologies was not a related party to the Company.


---------------------------------------------------------------------------

                                  PART IV

---------------------------------------------------------------------------

                 ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

---------------------------------------------------------------------------

(a)  Reports on Form 8-K.

     On July 23, 2002, the Company filed a Current Report on Form 8-K disclosing that it had consummated the Agreement and Plan of Reorganization with Radical Technologies, Inc., and GIT and the resulting change in control that accompanied that transaction. The Current Report also disclosed the resignations of the Company's then officers and directors and the appointment of new officers and directors of the Company.

     On September 25, 2002, the Company filed an amendment to the Current Report on Form 8-K filed on July 23, 2002. This amended Current Report provided additional disclosure regarding the business of GIT and the financial statements and pro forma information required under the Rules and Regulations adopted by the Securities and Exchange Commission.


(b)  Exhibits.  The following exhibits are included as part of this report:

     Exhibit 99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                     28


---------------------------------------------------------------------------

                     ITEM 14.  CONTROLS AND PROCEDURES

---------------------------------------------------------------------------

     (a) Evaluation of Disclosure Controls and Procedures. The Company's Chief Executive Officer and Chief Financial Officer has conducted an evaluation of the Company's disclosure controls and procedures as of a date (the "Evaluation Date") within 90 days before the filing of this quarterly report. Based on his evaluation, the Company's Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the applicable Securities and Exchange Commission rules and forms.

     (b) Changes in Internal Controls and Procedures. Subsequent to the Evaluation Date, there were no significant changes in the Company's internal controls or in other factors that could significantly affect these controls, nor were any corrective actions required with regard to significant deficiencies and material weaknesses.

---------------------------------------------------------------------------

                                SIGNATURES

---------------------------------------------------------------------------

     In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.


                                  ResCon Technology Corporation,
                                  a Nevada corporation


Dated: December 9, 2002           By: /S/ Christian Nigohossian
                                      Christian Nigohossian, CEO



                                     29


               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      AND PRINCIPAL FINANCIAL OFFICER
         Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     I, Christian Nigohossian, certify that:

     (1) I have reviewed this annual report on Form 10-KSB of ResCon Technology Corporation, (the "Company");

     (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     (3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report;

     (4) The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

          (a) designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;
          (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and
          (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     (5) The Company's other certifying officer and I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors (or persons fulfilling the equivalent function):

          (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and
          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

     (6) The Company's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 9, 2002  By: /S/ Christian Nigohossian
                        -----------------------------------
                        Christian Nigohossian
                        Chief Executive Officer and
                        Chief Financial Officer


                                     30